                                                                EXHIBIT 99.B(15)

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS A SHARES)


     PLAN OF DISTRIBUTION adopted as of the 20 day of May, 1994, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, SunAmerica Global Balanced Fund (the "Fund").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class A shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1. Distribution Activities. The Fund shall pay the Distributor a
        -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.10% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class A shares. Such expenditures may consist of sales commissions to financial consultants for selling Class A shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class A shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class A shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.

                                   SUNAMERICA EQUITY FUNDS



                                   By: /s/Peter A. Harbeck
                                       ------------------------
                                       Peter A. Harbeck
                                       Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS B SHARES)


     PLAN OF DISTRIBUTION adopted as of the 20 day of May, 1994, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, SunAmerica Global Balanced Fund (the "Fund").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class B shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1. Distribution Activities. The Fund shall pay the Distributor a
        -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class B shares. Such expenditures may consist of sales commissions to financial consultants for selling Class B shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class B shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class B shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the Fund shall be enforceable only against the assets of Class B shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                        SUNAMERICA EQUITY FUNDS



                                        By: /s/Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS A SHARES)


     PLAN OF DISTRIBUTION adopted as of the 20 day of May, 1994, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, SunAmerica Growth & Income Fund (the "Fund").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class A shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1. Distribution Activities. The Fund shall pay the Distributor a
        -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.10% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class A shares. Such expenditures may consist of sales commissions to financial consultants for selling Class A shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class A shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class A shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.



                                        SUNAMERICA EQUITY FUNDS


                                        By: /s/Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS B SHARES)


     PLAN OF DISTRIBUTION adopted as of the 20 day of May, 1994, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, SunAmerica Growth & Income Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class B shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class B shares. Such expenditures may consist of sales commissions to financial consultants for selling Class B shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class B shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class B shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the Fund shall be enforceable only against the assets of Class B shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                        SUNAMERICA EQUITY FUNDS



                                        By: /s/ Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS A SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, SunAmerica Value Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class A shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.10% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class A shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class A shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class A shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class A shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the

Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.

                                             SUNAMERICA EQUITY FUNDS



                                             By: /s/ Peter A. Harbeck
                                                 ------------------------
                                                 Peter A. Harbeck
                                                 Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS B SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, SunAmerica Value Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class B shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class B shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class B shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class B shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class B shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund .

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the Fund shall be enforceable only against the assets of Class B shares of the

Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.



                                             SUNAMERICA EQUITY FUNDS


                                             By: /s/ Peter A. Harbeck
                                                 ------------------------
                                                 Peter A. Harbeck
                                                 Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS A SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, SunAmerica Growth Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class A shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.10% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class A shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class A shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class A shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class A shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the

Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.

                                        SUNAMERICA EQUITY FUNDS



                                        By: /s/ Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS B SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, SunAmerica Growth Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class B shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1. Distribution Activities. The Fund shall pay the Distributor a
        -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class B shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class B shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class B shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class B shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the

Fund shall be enforceable only against the assets of Class B shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                        SUNAMERICA EQUITY FUNDS



                                        By: /s/ Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS A SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, SunAmerica Emerging Growth Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class A shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities. The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.10% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class A shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class A shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class A shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class A shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributior from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the

Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.



                                             SUNAMERICA EQUITY FUNDS


                                             By: /s/ Peter A. Harbeck
                                                 ------------------------
                                                 Peter A. Harbeck
                                                 Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS B SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, SunAmerica Emerging Growth Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class B shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class B shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class B shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class B shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class B shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the

Fund shall be enforceable only against the assets of Class B shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                             SUNAMERICA EQUITY FUNDS



                                             By: /s/ Peter A. Harbeck
                                                 ------------------------
                                                 Peter A. Harbeck
                                                 Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS A SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class A shares of its separately designated series, SunAmerica Balanced Assets Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class A shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
         -----------------------
distribution fee under the Plan at the end of each month at the annual rate of 0.10% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class A shares. Such expenditures may consist of sales commissions to financial consultants for selling

Class A shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class A shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class A shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
         ------------------------------
account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
         -------------------------
to enter into agreements with Securities Firms to provide compensation to such Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
         ------------------
implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
         -----------------
Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
         ----------
maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
         ------------------------------------
the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
         -------------
related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
          ---------------------------
"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class A shares of the

Fund shall be enforceable only against the assets of Class A shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.

                                        SUNAMERICA EQUITY FUNDS



                                        By: /s/ Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

                         PLAN OF DISTRIBUTION PURSUANT
                                 TO RULE 12b-1
                                (CLASS B SHARES)


     PLAN OF DISTRIBUTION adopted as of the 23 day of September, 1993, by SunAmerica Equity Funds, a Massachusetts business trust (the "Trust"), on behalf of the Class B shares of its separately designated series, SunAmerica Balanced Assets Fund (the "Fund").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

     WHEREAS, the Fund is a separately designated investment series of the Trust with its own investment objective, policies and purposes offering two separate classes of shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"); and

     WHEREAS, the Trust has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Trust in the offer and sale of the Shares to the public; and

     WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay an account maintenance fee and a distribution fee to the Distributor with respect to Class B shares of the Fund; and

     WHEREAS, the Board of Trustees of the Trust (the "Trustees") as a whole, and the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

     NOW THEREFORE, the Trust on behalf of the Fund hereby adopts this Plan on the following terms:

     1.  Distribution Activities.  The Fund shall pay the Distributor a
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distribution fee under the Plan at the end of each month at the annual rate of
0.75% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and certain securities firms ("Securities Firms") for providing sales and promotional activities and services. Such activities and services will relate to the sale, promotion and marketing of the Class B shares. Such expenditures may consist of sales commissions to financial consultants for selling
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Class B shares, compensation, sales incentives and payments to sales and marketing personnel, and the payment of expenses incurred in its sales and promotional activities, including advertising expenditures related to the Class B shares of the Fund and the costs of preparing and distributing promotional materials with respect to such Class B shares. Payment of the distribution fee described in this Section 1 shall be subject to any limitations set forth in applicable regulations of the National Association of Securities Dealers, Inc. Nothing herein shall prohibit the Distributor from collecting distribution fees in any given year, as provided hereunder, in excess of expenditures made in such year for sales and promotional activities with respect to the Fund.

     2.  Account Maintenance Activities.  The Fund shall pay the Distributor an
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account maintenance fee under the Plan at the end of each month at the annual rate of up to 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor and Securities Firms for account maintenance activities.

     3.  Payments to Other Parties.  The Fund hereby authorizes the Distributor
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to enter into agreements with Securities Firms to provide compensation to such
Securities Firms for activities and services of the type referred to in Sections 1 and 2 hereof. The Distributor may reallocate all or a portion of its account maintenance fee or distribution fee to such Securities Firms as compensation for the above-mentioned activities and services. Such agreements shall provide that the Securities Firms shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

     4.  Related Agreements.  All agreements with any person relating to
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implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

     (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Trustees or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

     (b) that such agreement shall terminate automatically in the event of its assignment.

     5.  Quarterly Reports.  The Treasurer of the Trust shall provide to the
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Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purposes for which such expenditures were made.

     6.  Term and Termination.  (a)  This Plan shall become effective as of the
         --------------------
date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person

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at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Trustees of the Trust, and (ii) the 12b-1 Trustees.

     (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Trustees or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

     7.  Amendments.  This Plan may not be amended to increase materially the
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maximum expenditures permitted by Sections 1 and 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

     8.  Selection and Nomination of Trustees.  While this Plan is in effect,
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the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     9.  Recordkeeping.  The Trust shall preserve copies of this Plan and any
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related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

     10.  Definition of Certain Terms.  For purposes of this Plan, the terms
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"assignment," "interested person," "majority of the outstanding voting securities," and "principal underwriter" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Trust or the principal underwriter of the Shares by the Securities and Exchange Commission, or its staff under the Act.

     11.  Personal Liability.  The Declaration of Trust establishing the Trust
          ------------------
dated June 18, 1986, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "SunAmerica Equity Funds" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     12.  Separate Series.  Pursuant to the provisions of the Declaration, the
          ---------------
Fund is a separate series of the Trust, and all debts, liabilities and expenses of Class B shares of the

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Fund shall be enforceable only against the assets of Class B shares of the Fund and not against the assets of any other fund or class of shares or of the Trust as a whole.

     IN WITNESS WHEREOF, the Trust has caused this Plan to be executed as of the day and year first written above.


                                        SUNAMERICA EQUITY FUNDS



                                        By: /s/ Peter A. Harbeck
                                            ------------------------
                                            Peter A. Harbeck
                                            Executive Vice President

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